                                                                    EXHIBIT 99.6

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT dated as of December 30, 2004 (the "EFFECTIVE Date"), between Markland Technologies, Inc. (including as context requires its subsidiaries, "THE COMPANY"), a Florida corporation, and Dr. Joseph P. Mackin, (the "EMPLOYEE") located in Boston, MA.

                               NOW WITNESSETH THAT

WHEREAS, The Company wishes to employ the Employee to render services for the Company on the terms and conditions set forth in this Agreement; and

WHEREAS the Employee, wishes to be retained and employed by the Company on such terms and conditions;

NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. ENGAGEMENT - The Company hereby employs the Employee, and the Employee accepts such engagement and agrees to perform services for the Company, for the period and upon the other terms and conditions set forth in this Agreement.

2. TERM - Unless terminated at an earlier date in accordance with Section 8 of this Agreement or otherwise extended by agreement of the parties, the term of the Employee's engagement hereunder shall be for a period of five years, commencing on December 15, 2004. The period of engagement may be extended by written agreement or e- mail between the parties, provided that certain provisions relating to compensation may change upon commencement of any extension hereto.

3. POSITION AND DUTIES

         (a) SERVICE WITH COMPANY - During the term of the Employee's engagement, the Employee agrees to perform such reasonable services as the Board of Directors of the Company (the "BOARD") shall assign to the Employee from time to time. The Employee shall commence as an officer of The Company with the title of Chief Operating Officer (COO), and with title of President and Chief Executive Officer (CEO) of the Company's wholly-owned subsidiary, EOIR Technologies, Inc., a Virginia corporation.

         (b) PERFORMANCE OF DUTIES - The Employee agrees to serve the Company faithfully and to the best of the Employee's ability and to devote a reasonable amount of time, attention and efforts to the business and affairs of the Company during the Employee's engagement by the Company. The Employee hereby confirms that the Employee is under no contractual commitments inconsistent with the Employee's obligations set forth in this Agreement and that during the term of this Agreement, the Employee will not render or perform services for any other corporation, firm, entity or person, which are inconsistent with the provisions of this Agreement. While the Employee remains employed by the Company, the Employee may participate in reasonable professional, charitable, and/or personal investment activities so long as such activities do not interfere with the performance of the Employee's obligations under this Agreement.

4. COMPENSATION

         (a) BASE CONSIDERATION - As compensation for services to be rendered by the Employee under this Agreement, the Company shall pay to the Employee during the term of the contract a base payment of $ 25,000 per month (total of $ 300,000 per year, the "ANNUAL SALARY"), which payment shall be paid semi-monthly in arrears in accordance with the Company's normal procedures and policies.

         (b) INCENTIVE COMPENSATION - In addition to the base payment, the Employee shall be eligible to participate in any bonus or incentive compensation plans that may be established by the Board from time to time applicable to the Employee's services.

         (c) EXPENSES- The Company will pay or reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by the Employee in the performance of the Employee's duties under this Agreement, subject to the Company's normal policies for expense verification. In addition, the Company agrees to provide the Employee with $4,000 monthly for auto expense, business office expense, medical and life insurance expenses, and other personal expenses.

         (d) ACCELERATION OF EXISTING OPTIONS -All of the pre-priced options granted to the Employee as a result of the Company's acquisition of EOIR Technologies, Inc., on June 30, 2004, to wit 1,250,286 options to purchase shares of the Common Stock, par value $0.0001 per share, of the Company (the "COMMON STOCK") at an exercise price of $0.3775 per share, are vested upon execution of this agreement.

         (e) DEBT-TO-EQUITY CONVERSION - as a consequence of the Employee's engagement and execution of this Agreement, the Employee shall be eligible, at the Employee's discretion, to participate in any program by which debt owed to the Employee by the Company may be converted to equity ownership in the Company as may, from time to time, be enacted by the Board.

         (f) INITIAL GRANT OF STOCK - The Company agrees to conditionally grant to Employee shares of Common Stock at six different periods: (i) the first ("GRANT ONE") being January 3, 2005; (ii) the second ("GRANT TWO") being upon the conclusion of a one (1) year period following January 2, 3005; (iii) the third ("GRANT THREE") being upon the conclusion of a two (2) year period following January 3, 2005; (iv) the fourth ("GRANT FOUR") being upon conclusion of a three (3) year period following January 3, 2005; (v) the fifth ("GRANT FIVE") being upon conclusion of a four (4) year period following January 3, 2005; and
         (vi) the sixth ("GRANT SIX") being upon the conclusion of a five (5) year period following January 3, 2005. (Grant One, Grant Two, Grant Three, Grant Four, Grant Five and Grant Six may be referred to collectively as the "GRANT" or the "GRANTS"). Each Grant shall be in the amounts, as follows:

        ---------------------------------- -------------------------------- --------------------------------
                      GRANT                       NUMBER OF SHARES                    GRANT DATE
        ---------------------------------- -------------------------------- --------------------------------
                    Grant One                         2,000,000                     January 3, 2005
        ---------------------------------- -------------------------------- --------------------------------
                    Grant Two                         1,250,000                     January 3, 2006
        ---------------------------------- -------------------------------- --------------------------------
                   Grant Three                        1,250,000                     January 3, 2007
        ---------------------------------- -------------------------------- --------------------------------
                   Grant Four                          750,000                      January 3, 2008
        ---------------------------------- -------------------------------- --------------------------------
                   Grant Five                          750,000                      January 3, 2009
        ---------------------------------- -------------------------------- --------------------------------
                    Grant Six                          750,000                      January 3, 2010
        ---------------------------------- -------------------------------- --------------------------------

                  The Grant will be earned based upon Performance Criteria achieved by the Company as defined below. At any time after the Company has implemented an effective Employee Stock Ownership Program, the Employee may opt to accept option grants in lieu of restricted Common Stock Grants of an equivalent value to the Common Stock Grant. The Employee may do so at each individual Grant date.

                  Each Grant is conditioned upon the Company achieving its year-end performance objectives for revenue and profitability, based on a plan to be ratified by the Board of Directors of the Company (the "Board") during regularly scheduled meetings for each of the applicable years. For example, whether Grant One occurs will be measured against the plan set forth by the Board in the first quarter of year 2004 for year 2004.

         The subject shares issued via each Grant are non-transferable and subject to forfeiture until vested in accordance with this agreement.

         (e) REGISTRATION RIGHTS - In the event of a registration of Company common stock following the Final Date, Employee shall have the right to participate in such registration at Company's expense. Additionally, for a period of five years from the date of this Agreement, Employee shall have preemptive rights in the event of any potentially dilutive event, such that Employee may, within a reasonable time, elect to participate in such dilutive event under the terms thereof to maintain Employee's then current percentage interest in the Company.

         (f) BONUS OPTIONS: The Employee shall be eligible to receive bonus options as may be payable pursuant to the performance criteria as described below in Section (h).

         (g) CASH BONUS: The Employee shall be eligible to receive a bonus as may be payable pursuant to the performance criteria as described below in Section (h). The Cash Bonus shall not exceed 300% of the Employee's annual salary.

         (h) PERFORMANCE CRITERIA: For any quarter of the Company's operation the Employee may be eligible for a portion of his bonus if the Company achieves revenue or revenue and profit milestones set forth by the Board in its periodic meetings.

         (i) CHANGE OF CONTROL - In the event of a change of control of the Company during the period covered by this Agreement, all stock options granted above shall vest immediately and all cash and expense compensation due for the earlier of 1) three years from the date of change of control, or 2) until the end of the Term of this Agreement, shall be placed in escrow in an account established by the Company with the designated escrow agent who will distribute such funds in accord with escrow agreement dated ______________________ between the Company and such escrow agent. The designated escrow agent shall be David Broadwin, Esq. of Foley & Hoag of Boston, MA. A change of control will be defined as a change in the majority ownership of the equity of the Company, or the involuntary resignation or termination of a majority of the directors on the Board within a 2 month period, or the involuntary replacement of the CEO of the Company.

         (k) REGISTRATION - All Employee's Shares and Accrued Shares (collectively the "EMPLOYEE'S SHARES") may be unregistered shares.

         Such unregistered shares shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION nOR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON an EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS OF THE CORPORATION SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER HEREOF, DATED DECEMBER 30, 2004, A COPY OF WHICH WILL BE PROVIDED TO THE HOLDER HEREOF BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         Employee's Shares shall not contain the legend set forth above, nor any other restrictive legend, if all of the following conditions are satisfied: (i) there is an effective Registration Statement under the Securities Act for the Employee's Shares at the time; and (ii) the Employee has delivered a certificate to the Company to the effect that that Employee will comply with all applicable prospectus delivery requirements under the Securities Act in any sale or transfer of the Employee's Shares by the Employee. The Company agrees that it will provide the Employee, upon request, with a certificate or certificates representing Employee's Shares free from such legend, at such time as such legend is no longer required hereunder. Alternatively the company agrees that it will provide the Employee upon request with a certificate or certificates representing a portion of Employee's Shares (not to exceed 750,000 shares) free from such legend, upon receipt of an opinion of counsel satisfactory to the company that a sale of such shares is deemed not to be a distribution pursuant to 17 CFR 230.144 ("RULE 144"). The Company may not make any notation on its records nor give instructions to any transfer agent of the Company which enlarges the restrictions of transfer set forth in this Section.

         (l) STOCK RESTRICTION AND REPURCHASE - Prior to satisfaction of the following conditions (the "CONDITIONS"): (i) there is an effective Registration Statement under the Securities Act covering the Employee's Shares; and (ii) the Employee has delivered a certificate to the Company to the effect that that Employee will comply with all applicable prospectus delivery requirements under the Securities Act in any sale or transfer of the Employee's Shares by the Employee, neither the Employee's Shares nor any interest therein shall be sold, assigned or otherwise transferred, whether by operation of law or otherwise, except to the Company pursuant to this Agreement, provided that the Employee may transfer such shares to members of his or her immediate family for estate planning purposes so long as such transferees agree, in writing, to be bound by the terms of this agreement, and further provided that the Employee may sell up to seven hundred fifty thousand (750,000) of such Shares pursuant to Rule 144.

         The Company shall not be required to transfer any Shares on its books which have been transferred in violation of this Agreement, or to treat as owners of such Shares, or accord the right to vote as such owner, or to pay dividends to any person or organization to which any such Shares have been sold, assigned or otherwise transferred in violation of this Agreement.

         In the event that the Employee ceases to be employed by the Company, for any reason or no reason, with or without cause, the Company shall have the right and option to purchase from the Employee or his personal representative, as the case may be, for the sum of $0.01 per Share, up to, but not exceeding, the aggregate number of Employee's Shares issued, less the number of Employee's Shares for which the Conditions have been satisfied or have been disposed of pursuant to Rule 144.

         The Company may exercise its Repurchase Option by delivering or mailing to the Employee (or his estate), within sixty (60) days after the Employee's last day of employment with the Company (the "TERMINATION DATE"), a written notice of exercise of the Repurchase Option. Such notice shall specify the number of Shares to be purchased and shall be accompanied by a check in the amount of the purchase price for such Shares. If, and to the extent that, the Repurchase Option is not exercised by so giving the aforementioned notice within such sixty (60) day period, the Repurchase Option shall automatically expire and terminate effective upon the expiration of the sixty (60) day period. The Company, upon termination or exercise of the Repurchase Option, shall deliver to the Employee (or his estate) a certificate representing the shares, if any, as to which he is entitled to ownership free and clear of such Repurchase Option.

         All notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested to the Employee (or his estate) at his or her address shown on the records of the Company. Any notice so sent by registered or certified mail shall be deemed received by the Employee upon mailing.

5. CONFIDENTIAL INFORMATION - Except as permitted or directed by the Board, during the term of the Employee's engagement or at any time thereafter, the Employee shall not divulge, furnish or make accessible to anyone or use in any way (other than in the ordinary course of the business of the Company) any confidential or secret knowledge or information of the Company that the Employee has acquired or become acquainted with or will acquire or become acquainted with prior to the termination of the period of the Employee's engagement by the Company (including engagement by the Company or any affiliated companies prior to the date of this Agreement) whether developed by the Employee himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Company, any customer or supplier lists of the Company, any confidential or secret development or research work of the Company, or any other confidential information or secret aspects of the business of the Company. The Employee acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of the Company and represents a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. Both during and after the term of the Employee's engagement, the Employee will refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that is now published and publicly available or which subsequently becomes generally publicly known in the form in which it was obtained from the Company, other than as a direct or indirect result of the breach of this Agreement by the Employee.

6. VENTURES - If, during the term of the Employee's engagement the Employee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties, all rights in such project, program or venture shall belong to the Company, unless prior written consent from the Company is obtained. Except as approved by the Board, the Employee shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the compensation to be paid to the Employee as provided in this Agreement.

7. PATENT AND RELATED MATTERS

         (a) DISCLOSURE AND ASSIGNMENT - The Employee will promptly disclose in writing to the Company complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product, whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by the Employee, either solely or in collaboration with others, during the term of this Agreement, whether or not during regular working hours, relating either directly or significantly and indirectly to the business, products, practices or techniques of the Company ("Developments"). The Employee, to the extent that The Employee has the legal right to do so, hereby acknowledges that any and all of the Developments are the property of the Company and agrees to assign and hereby assigns to the Company any and all of the Employee's right, title and interest in and to any and all of the Developments ("Assignment"). During the period commencing upon the day after the Employee's last day performing services for the Company and ending one year after termination of the Employee's engagement with the Company, at the reasonable request of the Company, the Employee will confer with the Company and its representatives for the purpose of disclosing all Developments to the Company, provided that such conference is at the Company's expense and the Employee is compensated at an hourly rate equal to the Employee's final Annual Salary divided by two thousand
         (2000).

         (b) LIMITATION ON SECTION 7(a) - The provisions of Section 7(a) shall not apply to any Development meeting the following conditions: (i) such Development was developed entirely on the Employee's own time without the use of any Company equipment, supplies, facility or trade secret information; and (ii) such Development does not relate directly or significantly to the business of the Company to the Company's actual or demonstrably anticipated research or development; or result from any work performed by the Employee for the Company.

         (b) COPYRIGHTABLE MATERIAL - All right, title and interest in all copyrightable material that the Employee shall conceive or originate, either individually or jointly with others, and which arise out of the performance of this Agreement, will be the property of the Company and are by this Agreement assigned to the Company along with ownership of any and all copyrights in the copyrightable material. Upon request and without further compensation therefor, but at no expense to the Employee, the Employee shall execute all papers and perform all other acts necessary to assist the Company to obtain and register copyrights on such materials in any and all countries, except that the Employee shall be compensated at an hourly rate equal to the Employee's final Annual Salary divided by two thousand (2000) for the Employee's time for compliance with this provision following termination or expiration of this Agreement. Where applicable, works of authorship created by the Employee for the Company in performing the Employee's responsibilities under this Agreement shall be considered "WORKS MADE FOR HIRE," as defined in the U.S. Copyright Act. To the extent not considered as work made for hire, such works will be considered assigned to The Company under the Assignment provision of this Section 7.

         (c) KNOW-HOW AND TRADE SECRETS - All know-how and trade secret information conceived or originated by the Employee that arises out of the performance of the Employee's obligations or responsibilities under this Agreement or any related material or information shall be the property of the Company, and all rights therein are by this Agreement assigned to the Company.

8. TERMINATION OF ENGAGEMENT

         (a) GROUNDS FOR TERMINATION - The Employee's engagement shall terminate prior to the expiration of the initial term set forth in Section 2 or any extension thereof in the event that at any time: (i) the Employee dies; (ii) the Board elects to terminate this Agreement for "cause" and notifies the Employee in writing of such election; (iii) the Board elects to terminate this Agreement without "cause" and notifies the Employee in writing of such election; (iv) the Employee elects to terminate this Agreement and notifies the Company in writing of such election; or (v) the Employee elects to terminate this Agreement for "good reason" (as defined below) and notifies the Company in writing of such election. If this Agreement is terminated pursuant to clause (i) or (ii) of this Section 8(a), such termination shall be effective immediately. If this Agreement is terminated pursuant to clause (iii),
         (iv), or (v) of this Section 8(a), such termination shall be effective 30 days after delivery of the notice of termination.

         (b) "CAUSE" means that (i) the Employee has breached the provisions of
         Section 5, 6 or 7 of this Agreement in any material respect; (ii) the Employee has engaged in willful and material misconduct, including willful and material failure to perform the Employee's duties as an officer or employee of he Company and has failed to cure such default within 30 days after receipt of written notice of default from the Board, (iii) The Employee has committed fraud, misappropriation or embezzlement in connection with the Company's business, or (iv) The Employee has been convicted or has pleaded NOLO CONTENDERE to criminal misconduct (except for parking violations, occasional minor traffic violations and other similar minor violations).

         (c) EFFECT OF TERMINATION - Notwithstanding any termination of this Agreement, the Employee, in consideration of the Employee's engagement hereunder to the date of such termination, shall remain bound by the provisions of this Agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of the Employee's engagement.

         (d) SURRENDER OF RECORDS AND PROPERTY- Upon termination of the Employee's engagement with The Company, the Employee shall deliver promptly to the Company all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof that relate in any way to the business, products, practices or techniques of the Company, and all other property, trade secrets and confidential information of the Company, including, but not limited to, all documents that in whole or in part contain any trade secrets or confidential information of the Company, which in any of these cases are in the Employee's possession or under the Employee's control.

         (e) PAYMENT CONTINUATION - If the Employee's engagement by the Company is terminated by the Company pursuant to clause (iii) of Section 8(a) or by the Employee for Good Reason pursuant to clause (v) of Section 8(a), the Company shall continue to pay to the Employee the Employee's Annual Salary payments (less any payments received by the Employee from any disability income insurance policy provided to The Employee by The Company) and shall continue to provide health insurance benefits for the Employee through the earlier of (a) the date that the Employee has obtained other equivalent full-time engagement, or (b) the expiration of this agreement. Future option grants under this agreement will cease and the all options granted to date will immediately vest. If this Agreement is terminated pursuant to clauses (i), (ii) or (iv) of
         Section 8(a), the Employee's right to base payment and benefits shall immediately terminate, except as may otherwise be required by applicable law and all unvested options shall be cancelled.

         (f) "GOOD REASON" DEFINED - Good Reason shall mean: (i) the assignment of the Employee to any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by
         Section 3(a) or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee; (ii) any termination or reduction of a material benefit under any benefits plan in which the Employee participates unless (1) there is substituted a comparable benefit that is economically substantially equivalent to the terminated or reduced benefit prior to such termination or reduction or (2) benefits under such plan are terminated or reduced with respect to all the Employees previously granted benefits thereunder; (iii) without limiting the generality of the foregoing, any material breach of this Agreement by the Company or any successor thereto.

9. INDEMNIFICATION - In the event that the Employee is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that the Employee is or was a director, officer, or member of a committee of the Board or serves or served any other corporation, partnership, joint venture, trust, the Employee benefit plan or other enterprise in any capacity at the request of the Company, or resulting from any of the Employee's actions in any of the foregoing roles the Employee shall be indemnified by the Company and the Company shall advance the Employee's related expenses to the fullest extent permitted by law (including without limitation, damages, costs and reasonable attorney fees), as may otherwise be provided in the Company's Certificate of Incorporation and By Laws as incurred and will start prior to any judicial preceding. The Company further covenants not to amend or repeal any provisions of the Certificate of Incorporation or Bylaws of The Company in any manner which would adversely affect the indemnification or exculpatory provisions contained therein as they pertain to acts. The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, each indemnified party and the Employee's heirs and representatives. If the Company or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to such Person, then and in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume all of the obligations set forth in this section 9.

10. MISCELLANEOUS

         (a) COUNTERPARTS - This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

         (b) SEVERABILITY - Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provisions of this Agreement will not be affected or impaired thereby. In furtherance and not in limitation of the foregoing, should the duration or geographical extent of, or business activities covered by, any provision of this Agreement be in excess of that which is valid and enforceable under applicable law, then such provision shall be construed to cover only that duration, extent or activities which may validly and enforceably be covered.

         (c) ASSIGNABILITY - Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable (including by operation of law) by either party without the prior written consent of the other party to this Agreement, except that the Company may, without the consent of the Employee, assign its rights and obligations under this Agreement to any corporation, firm or other business entity with or into which the Company may merge or consolidate, or to which the Company may sell or transfer all or substantially all of its assets, or of which 50% or more of the equity investment and of the voting control is owned, directly or indirectly, by, or is under common ownership with, the Company. Provided such assignee explicitly assumes such responsibilities, after any such assignment by the Company, the Company shall be discharged from all further liability hereunder and such assignee shall thereafter be deemed to be the Company for the purposes of all provisions of this Agreement including this Section 10.

         (e) MODIFICATION, AMENDMENT, WAIVER OR TERMINATION - No provision of this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason of this Agreement. No delay on the part of the Company or the Employee in exercising any right hereunder shall operate as a waiver of such right. No waiver, express or implied, by the Company of any right or any breach by the Employee shall constitute a waiver of any other right or breach by the Employee.

         (f) NOTICES - All notices, consents, requests, instructions, approvals or other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail, electronic facsimile or e- mail addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

         If to the Company:
         Robert Tarini
         #207 - 54 Danbury Road
         Ridgefield, CT 06877

         If to the Employee:
         15 Maypole Road
         Quincy, MA
         02169


Any party may change the address set forth above by notice to the other party given as provided herein.

         (g) HEADINGS - The headings and any table of contents contained in this Agreement arefor reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         (h) GOVERNING LAW - ALL MATTERS RELATING TO THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF.

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

         (i) VENUE; FEES AND EXPENSES - Any action at law, suit in equity or judicial proceeding arising directly, indirectly, or otherwise in connection with, out of, related to or from this Agreement, or any provision hereof, shall be litigated only in the state courts located in the State of Connecticut, County of Fairfield or the federal courts in the district which covers such county. The Employee and the Company consent to the jurisdiction of such courts. The prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in any such action.

         (j) WAIVER OF RIGHT TO JURY TRIAL - Each party hereto hereby waives, except to the extent otherwise required by applicable law, the right to trial by jury in any legal action or proceeding between the parties hereto arising out of or in connection with this Agreement.

         (k) THIRD-PARTY BENEFIT - Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

         (l) WITHHOLDING TAXES - The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT,
UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THIS AGREEMENT AND ANY EXHIBITS HERETO ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OR ALL PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

FURTHER, THE EMPLOYEE DOES ACKNOWLEDGE THAT HE HAS HAD THE OPPORTUNITY, TO HIS SATISFACTION, PRIOR TO EXECUTING THIS AGREEMENT, TO HAVE THIS AGREEMENT REVIEWED BY INDEPENDENT COUNSEL OF HIS OWN CHOOSING.

ACCEPTED AND AGREED:

MARKLAND TECHNOLOGY, INC.                 DR. JOSEPH P. MACKIN
By: Robert Tarini
Chief Executive Officer

/s/ Robert Tarini                         /s/ Joseph P. Mackin
--------------------------------          -----------------------------

Date: 12-30-2004                          Date: 12-30-2004



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